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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2002

Ticketmaster
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-25041 (Commission File Number)	95-4546874 (IRS Employer Identification No.)
3701 Wilshire Blvd., Los Angeles, California (Address of principal executive offices)		90010 (Zip Code)

Registrant's telephone number, including area code: (213) 381-2000

Item 7. Financial Statements and Exhibits.

(c)
Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 27, 2002

Item 9. Regulation FD Disclosure

        On March 27, 2002, the Registrant issued a press release announcing that it has entered into an agreement to acquire Soulmates Technology. The full text of the press release, which is set forth in Exhibit 99.1 hereto, is furnished pursuant to Regulation FD.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2002	TICKETMASTER
	By:	/s/ JOHN PLEASANTS John Pleasants Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated March 27, 2002.

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FORM 8-K
Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure
SIGNATURES
INDEX TO EXHIBITS